UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 10, 2004

SKYWORKS SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5560	04-2302115
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

20 Sylvan Road, Woburn, Massachusetts 01801
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code	(781) 376-3000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS.

        Attached is the form of Notice of Grant of Stock Option for Skyworks Solutions, Inc.'s 1996 Long-Term Incentive Plan.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

         10.1    Form of Notice of Grant of Stock Option for Skyworks Solutions, Inc.'s 1996 Long-Term Incentive Plan.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                SKYWORKS SOLUTIONS, INC.

Date: November 17, 2004	By: /s/ Allan M. Kline Allan M. Kline Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
10.1	Form of Notice of Grant of Stock Option for Skyworks Solutions, Inc.'s 1996 Long-Term Incentive Plan.